Exhibit 10.29 (;FH[YZKWP(; ([KLELW  %25* :$51(5 ,1&   '()(55(' &203(16$7,21 3/$1  $ 6$0(1'('$1' 5(67$7(' ())(&7,9( -$18$5<

 $57,&/( 385326(67$786$1'())(&7,9('$7( 6HFWLRQ3XUSRVHRI3ODQ %RUJ:DUQHU,QFD'HODZDUHFRUSRUDWLRQDGRSWHGWKH%RUJ:DUQHU,QF Deferred Compensation Plan (the “Plan”), as set forth KHUHLQHIIHFWLYH-XO\DVDPHDQVRIUHZDUGLQJDQG UHWDLQLQJVHOHFWHGHPSOR\HHVDQGWRSURYLGHVXFKLQGLYLGXDOVWKHRSSRUWXQLW\IRUFDSLWDODFFXPXODWLRQWKURXJK HOHFWLYHGHIHUUDOVRIFRPSHQVDWLRQ 7KH3ODQLVDOVRWKHVXFFHVVRUWRDPHQGVDQGUHVWDWHVDVVXPHVWKHREOLJDWLRQVRIDQGUHSODFHVWKH%RUJ:DUQHU ,QF([HFXWLYH'HIHUUHG&RPSHQVDWLRQ3ODQ IRUPHUO\QDPHGWKH%RUJ:DUQHU$XWRPRWLYH,QF'HIHUUHG Compensation Plan) (the “Prior Plan”).  7KHDFFRXQWEDODQFHVXQGHUWKH3ULRU3ODQZHUHWUDQVIHUUHGWRWKH3ODQDVRI-XO\ RUVKRUWO\WKHUHDIWHU  DQGWKH3ODQFRPSULVHVWKHVROHVRXUFHRIOLDELOLW\RIWKH&RPSDQ\DQGRI(PSOR\HUVIRUDOOREOLJDWLRQVXQGHUWKH Prior Plan. The distribution of a Participant’s Account under the Plan sh DOOEHLQFRPSOHWHVDWLVIDFWLRQRIWKH Participant’s right to a distribution under the Prior Plan.  6HFWLRQ6WDWXVRI3ODQ 7KH&RPSDQ\KDVHVWDEOLVKHGWKH3ODQDVDQXQIXQGHGGHIHUUHGFRPSHQVDWLRQSODQIRU DVHOHFWJURXSRIPDQDJHPHQWDQGKLJKO\FRPSHQVDWHGHPSOR\HHVZLWKLQWKHPHDQLQJRIVHFWLRQV     DQG  RIWKH(PSOR\HH5HWLUHPHQW,QFRPH6HFXULW\$FWRIDVDPHQGHG7KH3ODQVKDOODWDOOWLPHVEH DGPLQLVWHUHGDQGLQWHUSUHWHGLQDPDQQHUWKDWLVFRQVLVWHQWZLWKVXFKVWDWXV 6HFWLRQ(IIHFWLYH'DWH 7KHHIIHFWLYHGDWHRIWKH3ODQLV-XO\7KHHIIHFWLYHGDWHRIWKLVDPHQGPHQW DQGUHVWDWHPHQWLV-DQXDU\XQOHVVRWKHUZLVHVSHFLILHGKHUHLQ $57,&/( '(),1,7,216 8QGHUWKH3ODQZKHQFDSLWDOL]HGWKHIROORZLQJGHILQLWLRQVVKDOODSSO\ 6HFWLRQ$FFRXQW VKDOOPHDQWKHERRNNHHSLQJDFFRXQWIRUD3DUWLFLSDQWWKDWLVHVWDEOLVKHGDQGPDLQWDLQHGWR record the Participant’s interest under the Plan. The balance posted to the record RIWKH$FFRXQWRID3DUWLFLSDQWVKDOO consist of the sum of the Participant’s balance transferred from the Prior Plan (if any) and Deferrals, adjusted for HDUQLQJVORVVHVDSSUHFLDWLRQGHSUHFLDWLRQGLVWULEXWLRQVH[SHQVHVDQGRWKHUFKDUJHVPDGHDJDLQVWWKH$FFRXQW SXUVXDQWWR$UWLFOH 6HFWLRQ$GPLQLVWUDWLYH&RPPLWWHH VKDOOPHDQWKHDGPLQLVWUDWLYHFRPPLWWHHRIWKH&RPSDQ\DSSRLQWHGE\WKH %RDUGRI'LUHFWRUVWRDGPLQLVWHUWKH3ODQZLWKWKHSRZHUVVHWIRUWKLQ$UWLFOHDQGDVHOVHZKHUHSURYLGHGLQWKH 3ODQRWKHUWKDQWKRVHSRZHUVWKDWWKH%RDUGRI'LUHFWRUVKDVUHVHUYHGIRULWVHOI

 6HFWLRQ%HQHILFLDU\ VKDOOPHDQWKHSHUVRQRUSHUVRQVRUHQWLW\GHVLJQDWHGE\WKH3DUWLFLSDQWWRUHFHLYHWKH balance of the Participant’s Account in the event of the Participant’s death. The designation may be in favor of one RUPRUH%HQHILFLDULHVPD\LQFOXGHFRQWLQJHQWDVZHOODVSULPDU\GHVLJQDWLRQVDQGQDPHGRUXQQDPHGWUXVWHHVXQGHU DQ\ZLOORUWUXVWDJUHHPHQWPD\DSSRUWLRQWKHEHQHILWVSD\DEOHLQDQ\PDQQHUDPRQJWKH%HQHILFLDULHVSURYLGHG however, that a married Participant’s primary Beneficiary shall EHDWDOOWLPHVZKLOHWKH3DUWLFLSDQWLVPDUULHGWKH Participant’s current spouse unless the spouse consents in writing, properly notarized or witnessed by a member of WKH$GPLQLVWUDWLYH&RPPLWWHHRULWVGHOHJDWHHWRWKHQDPLQJE\WKH3DUWLFLSDQWRIVRPHRQHRWKHUWKDQWKHVSRXVHDV DSULPDU\%HQHILFLDU\DQGWKHFRQVHQWDFNQRZOHGJHVWKHILQDQFLDOHIIHFWRIWKHZDLYHUDQGIXUWKHUDFNQRZOHGJHVWKH QRQVSRXVHEHQHILFLDU\ LHV FODVVRIEHQHILFLDULHVRUFRQWLQJHQWEHQHILFLDU\ LHV DQGWKHVSHFLILFIRUPRISD\PHQWLI any, chosen by the Participant. A Participant’s designation of one or more Beneficiaries shall be made in writing in a PDQQHUGHVLJQDWHGE\WKH$GPLQLVWUDWLYH&RPPLWWHHDQGVKDOOQRWEHHIIHFWLYHXQWLOUHFHLYHGE\WKH$GPLQLVWUDWLYH &RPPLWWHH,ID3DUWLFLSDQWZKRLVXQPDUULHGDWWKHWLPHRIKLVRUKHUGHDWKIDLOVWRSURSHUO\GHVLJQDWHD%HQHILFLDU\ RULIWKHGHVLJQDWHGEHQHILFLDULHVRIVXFKXQPDUULHG3DUWLFLSDQWVKDOOKDYHSUHGHFHDVHGWKH3DUWLFLSDQWWKH Participant’s estate shall be the Beneficiary. If a married Participant’s spouse has validly consented to the GHVLJQDWLRQRID%HQHILFLDU\ LHV RWKHUWKDQVXFKVSRXVHDQGVXFKGHVLJQDWHGEHQHILFLDULHVVKDOOKDYHSUHGHFHDVHG the Participant, the Participant’s spouse shall be the Beneficiary.   Subject to the provisions of the preceding paragraph requiring spousal consent to a married Participant’s designation of a Beneficiary other than such Participant’s spouse, a Participant may change his or her Beneficiary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individual, the term “Board of Directors” shall also include such committee or individual.  6HFWLRQ%:6WRFN8QLW VKDOOPHDQDPHDVXUHRISDUWLFLSDWLRQXQGHUWKH3ODQZKLFKKDVDYDOXHEDVHGRQ Common Stock. Each BW Stock Unit credited to a Participant’s Account represents an obligation of the Company RUUHOHYDQW(PSOR\HUWRPDNHDSD\PHQWRIFDVKHTXDOWRWKHIDLUPDUNHWYDOXHRIDVKDUHRI&RPPRQ6WRFNWRVXFK Participant at such time as the Participant’s Account shall become distributable to him or her under the terms of the 3ODQ,QWKHHYHQWRIDQ\&RPSDQ\VWRFNVSOLWVWRFNGLYLGHQGUHFDSLWDOL]DWLRQUHRUJDQL]DWLRQPHUJHU FRQVROLGDWLRQFRPELQDWLRQH[FKDQJHRIVKDUHVOLTXLGDWLRQVSLQRIIRURWKHUVLPLODUFKDQJHLQFDSLWDOL]DWLRQRU HYHQWRUDQ\GLVWULEXWLRQWRKROGHUVRI&RPPRQ6WRFNRWKHUWKDQDUHJXODUFDVKGLYLGHQGWKHQXPEHURI%:6WRFN 8QLWVFUHGLWHGWR3DUWLFLSD nts’ Accounts under the Plan shall be appropriately adjusted by the Board of Directors. 7KHGHFLVLRQRIWKH%RDUGRI'LUHFWRUVUHJDUGLQJDQ\DGMXVWPHQWVKDOOEHILQDOELQGLQJDQGFRQFOXVLYH

 6HFWLRQ%XVLQHVV'D\ VKDOOPHDQDGD\RQZKLFKWKH1HZ<RUN6WRFN([FKDQJHLVRSHQIRUWUDGLQJ 6HFWLRQ&KDQJHLQ&RQWURO VKDOOPHDQWKHKDSSHQLQJRIDQ\RIWKHIROORZLQJHYHQWV $7KHDFTXLVLWLRQE\DQ\LQGLYLGXDOHQWLW\RUJURXS ZLWKLQWKHPHDQLQJRI6HFWLRQ G  RU G  RIWKH Exchange Act )(a “Person “) of beneficial ownership (within the meaning of Rule GSURPXOJDWHGXQGHUWKH ([FKDQJH$FW RIVWRFNRIWKH&RPSDQ\WKDWWRJHWKHUZLWKVWRFNKHOGE\VXFKSHUVRQRUJURXSFRQVWLWXWHVPRUH than 50% of either (i) the total fair market value of the stock of the Company (the “Outstanding Company Stock”) or LL WKHWRWDOYRWLQJSRZHURIWKHWKHQRXWVWDQGLQJYRWLQJVHFXULWLHVRIWKH&RPSDQ\HQWLWOHGWRYRWHJHQHUDOO\LQWKH election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this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exchange for or with respect to such shareholder’s stock of the Company; (ii) DQHQWLW\RIPRUHRIWKHWRWDO YDOXHRUWRWDOYRWLQJSRZHURIZKLFKLVRZQHGGLUHFWO\RULQGLUHFWO\E\WKH&RPSDQ\ LLL D3HUVRQWKDWRZQV GLUHFWO\RULQGLUHFWO\RUPRUHRIWKH2XWVWDQGLQJ&RPSDQ\6WRFNRU2XWVWDQGLQJ&RPSDQ\9RWLQJ6HFXULWLHV RUDQHQWLW\DWOHDVWRIWKHWRWDOYDOXHRUYRWLQJSRZHURIZKLFKLVRZQHGGLUHFWO\RULQGLUHFWO\E\D3HUVRQ GHVFULEHGLQFODXVH LLL RIWKLVSDUDJUDSK 6HFWLRQ&ODLPDQW VKDOOPHDQWKH3DUWLFLSDQWRU%HQHILFLDU\RUKLVRUKHUUHSUHVHQWDWLYHVXEPLWWLQJDFODLPIRU EHQHILWVXQGHUWKH3ODQ

 6HFWLRQ&RGH VKDOOPHDQWKH,QWHUQDO5HYHQXH&RGHRIDVDPHQGHGRUDVLWPD\EHDPHQGHGIURPWLPH WRWLPH 6HFWLRQ&RPPRQ6WRFN VKDOOPHDQFRPPRQVWRFNSDUYDOXHRI%RUJ:DUQHU,QF 6HFWLRQ&RPSDQ\ VKDOOPHDQ%RUJ:DUQHU,QFD'HODZDUHFRUSRUDWLRQDQGDQ\VXFFHVVRUWKHUHWRZKLFK FRQWLQXHVWKH3ODQ 6HFWLRQ&RPSHQVDWLRQ VKDOOPHDQWKHGHILQLWLRQRIFRPSHQVDWLRQIRUWKH3ODQ<HDUDQQRXQFHGLQZULWLQJE\ Whe Administrative Committee on or before the due date for the Administrative Committee’s receipt of Participants’ 'HIHUUDO(OHFWLRQVIRUVXFK3ODQ<HDU8QOHVVDQGXQWLOVXSHUVHGHGWKHGHILQLWLRQRIFRPSHQVDWLRQDQQRXQFHGE\WKH $GPLQLVWUDWLYH&RPPLWWHHIRUD3ODQ<HDUVKDOOUHPDLQLQHIIHFWIRUVXEVHTXHQW3ODQ<HDUV 6HFWLRQ'HIHUUDO(OHFWLRQ VKDOOPHDQWKHHOHFWLRQRUHOHFWLRQVILOHGE\WKH3DUWLFLSDQWZLWKWKH&RPSDQ\WR GHIHU&RPSHQVDWLRQXQGHUWKH3ODQ 6HFWLRQ'HIHUUDOV VKDOOPH an the amounts credited to a Participant’s Deferrals Account as Deferrals pursuant to the Participant’s Deferral Elections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articipant’s employer. Additionally, a Participant will be disabled if determined to be totally disabled by the Social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

 6HFWLRQ(PSOR\HU VKDOOPHDQZLWKUHVSHFWWRDQ\3DUWLFLSDQWWKH&RPSDQ\RULIDSSOLFDEOHDVXEVLGLDU\RI WKH&RPSDQ\ WKDWLVSDUWLFLSDWLQJLQWKH3ODQZLWKWKHFRQVHQWRIWKH%RDUGRI'LUHFWRUV WKDWHPSOR\VVXFK 3DUWLFLSDQW 6HFWLRQ(5,6$ VKDOOPHDQWKH(PSOR\HH5HWLUHPHQW,QFRPH6HFXULW\$FWRIDVDPHQGHGIURPWLPHWR WLPH 6HFWLRQ,QYHVWPHQW2SWLRQ VKDOOPHDQDVHFXULW\PXWXDOIXQGFRPPRQRUFROOHFWLYHWUXVWLQVXUDQFH FRPSDQ\SRROHGVHSDUDWHDFFRXQWRURWKHUEHQFKPDUNIRUPHDVXULQJWKHLQFRPHJDLQRUORVVUHFRUGHGIRUD Participant’s Account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shall mean the Deferrals credited to a Participant’s Account for Plan <HDUVHQGLQJSULRUWR-DQXDU\DQGHDUQLQJVWKHUHRQ 6HFWLRQ3RVW$FFRXQW%DODQFH shall mean the Deferrals credited to a Participant’s Account for Plan <HDUVEHJLQQLQJRQRUDIWHU-DQXDU\DQGHDUQLQJVWKHUHRQ 6HFWLRQ5HWLUHPHQW shall mean the Participant’s termination o IHPSOR\PHQWZLWKWKH&RPSDQ\DQGDOO (PSOR\HUV L RQRUDIWHUWKHODVWGD\RIWKHFDOHQGDUPRQWKFRLQFLGHQWZLWKRULPPHGLDWHO\IROORZLQJWKHGD\RQ ZKLFKWKH3DUWLFLSDQWDWWDLQVDJHRU LL DJHLIWKH3DUWLFLSDQWKDVEHHQFUHGLWHGZLWKDWOHDVW\HDUVRI VHUYLFHDVGHWHUPLQHGXQGHUWKH563 6HFWLRQ563 VKDOOPHDQWKH%RUJ:DUQHU,QF5HWLUHPHQW6DYLQJV3ODQ 6HFWLRQ6FKHGXOHG:LWKGUDZDO VKDOOPHDQDGLVWULEXWLRQRIDOORUDSRUWLRQRIWKH'HIHUUDOVFUHGLWHGWRD Participant’s Account in the year elected by the Participant for such distribution.  6HFWLRQ8QIRUHVHHDEOH(PHUJHQF\ The term “Unforeseeable Emergency” means a severe financial hardship WRWKH3DUWLFLSDQWUHVXOWLQJIURPDQ illness or accident of the Participant, the Participant’s spouse, the Participant’s GHSHQGHQW DVGHILQHGLQ&RGH6HFWLRQZLWKRXWUHJDUGWR6HFWLRQ E   E  DQG G  % RUD Beneficiary; loss of the Participant’s property due to casualt \ LQFOXGLQJWKHQHHGWRUHEXLOGDKRPHIROORZLQJ GDPDJHWRDKRPHQRWRWKHUZLVHFRYHUHGE\LQVXUDQFHIRUH[DPSOHDVDUHVXOWRIDQDWXUDOGLVDVWHU RURWKHUVLPLODU H[WUDRUGLQDU\DQGXQIRUHVHHDEOHFLUFXPVWDQFHVDULVLQJDVDUHVXOWRIHYHQWVEH\RQG

 WKHFRQWURORIWKH3DUWLFLSDQW7KHW\SHVRIHYHQWVZKLFKPD\TXDOLI\DVDQ8QIRUHVHHDEOH(PHUJHQF\PD\EH OLPLWHGE\WKH&RPPLWWHH 6HFWLRQ8QIRUHVHHDEOH(PHUJHQF\:LWKGUDZDO shall mean a distribution of all or a portion of a Participant’s $FFRXQWE\UHDVRQRI8QIRUHVHHDEOH(PHUJHQF\ ,QDGGLWLRQRWKHUFDSLWDOL]HGWHUPVVHWIRUWKLQWKH3ODQVKDOOKDYHWKHPHDQLQJVILUVWDVFULEHGWRWKHP $57,&/( (/,*,%,/,7<$1'3$57,&,3$7,21 6HFWLRQ(OLJLELOLW\  $3DUWLFLSDWLRQLQWKH3ODQLVOLPLWHGWR(PSOR\HHVZKRDUHH[SUHVVO\VHOHFWHGIRU3ODQSDUWLFLSDWLRQE\WKH %RDUGRI'LUHFWRUV %,QOLHXRIH[SUHVVO\VHOHFWLQJ(PSOR\HHVIRU3ODQSDUWLFLSDWLRQWKH%RDUGRI'LUHFWRUVPD\HVWDEOLVKHOLJLELOLW\ FULWHULDSURYLGLQJIRUWKHSDUWLFLSDWLRQRIDOO(PSOR\HHVZKRVDWLVI\VXFKFULWHULD &7KH%RDUGRI'LUHFWRUVPD\DGRSWDPHQGR r abolish a Participant’s selection for eligibility or eligibility FULWHULDXQGHU6HFWLRQV$DQG%KHUHRIDWDQ\WLPHDQGIRUDQ\UHDVRQE\UHVROXWLRQZKLFKUHVROXWLRQVVKDOOEH DWWDFKHGWRWKHFRS\RIWKH3ODQPDLQWDLQHGE\WKH&RPSDQ\DQGVKDOOEHHIIHFWLYHDVRIWKHGDWHVSHFLILHGWKHUHLQRU LIODWHUWKHGDWHVXEPLWWHGWRWKH&RPSDQ\ 6HFWLRQ3DUWLFLSDWLRQ $3DUWLFLSDQWVKDOOFRQWLQXHWRSDUWLFLSDWHLQWKH3ODQZLWKUHVSHFWWRDPRXQWVFUHGLWHG WRKLVRUKHU$FFRXQWXQWLO L WKH3DUWLFLSDQWFHDVHVWRVDWLVI\DQ\RIWKHHOLJLELOLW\FULWHULDIRUSDUWLFLSDWLRQXQGHU 6HFWLRQDQG LL  there has been a complete distribution of the Participant’s Account.  $57,&/( &2175,%87,216$1'&5(',76 6HFWLRQ'HIHUUDOV —Plan Years Beginning on or after January 1, 2005 and prior to January 1, 2009  $ $3DUWLFLSDQWPD\HOHFWWRPDNH'HIHUUDOVWRKLVRUKHU$FFRXQWIRU&RPSHQVDWLRQRWKHUZLVHSD\DEOHZLWK UHVSHFWWRD3ODQ<HDUEHJLQQLQJRQRUDIWHU-DQXDU\DQGSULRUWR-DQXDU\E\WLPHO\PDNLQJD 'HIHUUDO(OHFWLRQLQVXFKPDQQHUDVWKH$GPLQLVWUDWLYH&RPPLWWHHVKDOOSUHVFULEHRQRU

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oard of Directors, for any Plan Year, the maximum amount of a Participant’s Deferral Election for base salary shall be 20% of the Participant’s base salary and the maximum amount of a Participant’s Deferral Election for his or KHUDQQXDOERQXVVKDOOEHRIWKHDQQXDOERQXV LIDQ\ERQXVLVSDLG $'HIHUUDO(OHFWLRQVKDOOGLUHFWWKH Company or the Employer to reduce the Participant’s Compensatio Q RUWKHHOHPHQWWKHUHRI E\WKHZKROH SHUFHQWDJHVSHFLILHGE\WKH3DUWLFLSDQWLQWKH'HIHUUDO(OHFWLRQ  6. The amount specified by the Participant in the Deferral Election cannot reduce the Participant’s current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

 $GPLQLVWUDWLYH&RPPLWWHHVKDOOSUHVFULEHRQRUEHIRUHWKHGXHGDWHHVWDEOLVKHGE\WKH$GPLQLVWUDWLYH&RPPLWWHH IRUWKH3ODQ<HDUIRUZKLFKWKH'HIHUUDO(OHFWLRQLVEHLQJPDGH ZKLFKGXHGDWHVKDOOQRWEHODWHUWKDQWKH 'HFHPEHUWKDWLVLPPHGLDWHO\SULRUWRWKH3ODQ<HDUIRUZKLFKWKH'HIHUUDO(OHFWLRQLVEHLQJPDGH  $'HIHUUDO(OHFWLRQIRU&RPSHQVDWLRQRWKHUWKDQEDVHVDODU\VKDOOEHHIIHFWLYHRQO\IRUWKH3ODQ<HDUIRU ZKLFKLWLVPDGH2QFHILOHGZLWKWKH$GPLQLVWUDWLYH&RPPLWWHHD'HIHUUDO(OHFWLRQIRU&RPSHQVDWLRQRWKHUWKDQ EDVHVDODU\VKDOOEHLUUHYRFDEOH  9. In making a Deferral Election, a Participant consents to the Employer’s withholding from his or her c XUUHQWO\ SD\DEOH&RPSHQVDWLRQWKHDPRXQWRUDPRXQWVHOHFWHGDQGWKHFUHGLWLQJRIVXFKZLWKKHOGDPRXQWVWRWKH Participant’s Account, as provided in the Plan.  $'HIHUUDO(OHFWLRQIRUD3ODQ<HDUZKHWKHUIRUEDVHVDODU\DQDQQXDOEDVHRUDQ\RWKHUHOHPHQWRI &RPSHQVDWLRQVKDOOEHLUUHYRFDEOHIRUVXFK3ODQ<HDUDVRIWKH'HFHPEHUWKDWLVLPPHGLDWHO\SULRUWRWKH3ODQ <HDUIRUZKLFKWKH'HIHUUDO(OHFWLRQLVEHLQJPDGH %&DQFHOODWLRQRI'HIHUUDOV 1RWZLWKVWDQGLQJDQ\WKLQJLQWKHIRUHJRLQJRIWKLV$UWLFOHWRWKHFRQWUDU\ L WKH 'HIHUUDO(OHFWLRQRID3DUWLFLSDQWZKRUHFHLYHVDKDUGVKLSGLVWULEXWLRQIURPD&RGHVHFWLRQ N SODQPDLQWDLQHG by the Participant’s Employer shall be cancelled and such Participant shall be prohibited from maki QJ'HIHUUDOVWR WKLV3ODQIRUWKHORQJHURI D VXFK3ODQ<HDU E WKHSHULRGVSHFLILHGE\WKH&RGHRULWVUHJXODWLRQVIRUWKH suspension of a Participant’s election to make elective deferrals following a hardship distribution, or (c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—Plan Years Beginning on or after January 1, 2009 1R'HIHUUDOVVKDOOEHDFFHSWHGRU SHUPLWWHGIRU&RPSHQVDWLRQIRU3ODQ<HDUVEHJLQQLQJRQRUDIWHU-DQXDU\RUIRUERQXVHVSD\DEOHDIWHU 'HFHPEHU $57,&/( 9(67,1* 6HFWLRQ'HIHUUDOV . A Participant shall at all times be 100% vested in amounts credited to the Participant’s $FFRXQW

 $57,&/( 3$57,&,3$17$&&28176,19(670(17237,216 6HFWLRQ$FFRXQWV 7KH$GPLQLVWUDWLYH&RPPLWWHHVKDOOHVWDEOLVKDQ$FFRXQWIRUHDFK3DUWLFLSDQWWRUHFRUG WKH'HIHUUDOVGLVWULEXWLRQVDGMXVWPHQWVIRULQFRPHJDLQRUORVVIRUIHLWXUHVDQGRWKHUFKDUJHVDQGFUHGLWVWRWKH $FFRXQWXQGHUWKH3ODQ7KHLQLWLDO$FFRXQWEDODQFHRID3DUWLFLSDQWZKRZDVD3ULRU3ODQSDUWLFLSDQWDQGZKRVH 3ULRU3ODQDFFRXQWEDODQFHZDVWUDQVIHUUHGWRWKH3ODQSXUVXDQWWR$UWLFOHVKDOOLQFOXGHVXFKWUDQVIHUUHGEDODQFHV ,QWKHFDVHRIDQ(PSOR\HHZKRLVVXEMHFWWR6HFWLRQ 16 of the Securities Exchange Act of 1934 (“Exchange Act”), (“Section 3DU ticipant”) amounts credited to such Participant’s Account from the Prior Plan as BWA Stock Units VKDOOFRQWLQXHWREHFUHGLWHGXQGHUWKH3ODQDVVWRFNXQLWV UHQDPHGKHUHLQDV%:6WRFN8QLWV XQWLOGLVWULEXWHGWR WKH3DUWLFLSDQWSXUVXDQWWRWKHWHUPVRIWKH3ODQ 6HFWLRQ,QYHVWPHQW2SWLRQV 7KH&RPSDQ\VKDOORIIHURQHRUPRUH,QYHVWPHQW2SWLRQVIRUPHDVXULQJWKH income, gain or loss recorded for a Participant’s Account and may change Investment Options at any time. Until the %RDUGRI'LUHFWRUVRWKHUZLVHSURYLGHVWKH,QYHVWPHQW2SWLRQVXQGHUWKH3ODQVKDOOFRQVLVWRI L WKRVHLQYHVWPHQW RSWLRQVDYDLODEOHWRSDUWLFLSDQWVXQGHUWKH563H[FHSWLQJ7KH%RUJ:DUQHU,QF6WRFN)XQGDQG LL IRU6HFWLRQ 3DUWLFLSDQWVZKRVH$FFRXQWVLQFOXGH%:$6WRFN8QLWVWUDQVIHUUHGIURPWKH3ULRU3ODQ%:6WRFN8QLWV 6HFWLRQ3DUWLFLSDQW$OORFDWLRQV  $$3DUWLFLSDQWVKDOOHOHFWRQKLVRUKHU'HIHUUDO(OHFWLRQIRUPRURQVXFKRWKHUIRUPRUE\VXFKRWKHUPHDQVDV PD\EHVSHFLILHGE\WKH$GPLQLVWUDWLYH&RPPLWWHHRQHRUPRUH,QYHVWPHQW2SWLRQVWRZKLFK'HIHUUDOVWREH credited to the Participant’s Account shall be allocated. A Participant may change the allocation of future Deferrals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reject the Participant’s Deferral Election as incomplete; or (ii) VSHFLI\WKH,QYHVWPHQW2SWLRQRU,QYHVWPHQW Options to which the Participant’s Account shall be allocated and notify the Participant of its selection, which QRWLILFDWLRQPD\EHWKH$FFRXQWVWDWHPHQWVSURYLGHGWRWKH3DUWLFLSDQW &:KHQHYHUWKH&RPSDQ\SD\VDGLYLGHQGRQLWV&RPPRQ6WRFNLQFDVKRUSURSHUW\DWDWLPHZKHQD 3DUWLFLSDQWKDV%:6WRFN8QLWVFUHGLWHGWRKLVRUKHU$FFRXQW

 WKH3DUWLFLSDQWVKDOOEHFUHGLWHGZLWKDQXPEHURIDGGLWLRQDO%:6WRFN8QLWVHTXDOWRWKHUHVXOWRIPXOWLSO\LQJWKH number of BW Stock Units in the Participant’s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articipant’s Account balance shall be adjusted daily, based on the SHUIRUPDQFHRIWKH,QYHVWPHQW2SWLRQVVHOHFWHGRUGHHPHGVHOHFWHGE\WKH3DUWLFLSDQWDVLIWKHSRUWLRQRIWKH Participant’s Account allocated to an Investment Option were actually invested in such Investment Option and DGMXVWHGIRURWKHUDPRXQWVDVLIVXFKRWKHUDPRXQWVZHUHDFWXDOO\FKDUJHGRUFUHGLWHGWRDQDFWXDO$FFRXQWEDODQFH of the Participant. The Administrative Committee may also charge as an expense against a Participant’s Account: (i) DPRXQWVFXVWRPDULO\FKDUJHGE\WKHVSRQVRURIRQHRUPRUH,QYHVWPHQW)XQGVWKDWDUHFKDUJHGRQDSHU3DUWLFLSDQW RUSHUWUDQVDFWLRQEDVLVDQGQRWRWKHUZLVHFKDUJHGDVDQH[SHQVHRIDQ,QYHVWPHQW2SWLRQDQG LL WKH Administrative Committee’s and the Company’s own expenses and out RISRFNHWIHHVLQDGPLQLVWHULQJWKH3ODQ The Administrative Committee’s allocation of charges and exp HQVHVDPRQJ3DUWLFLSDQW$FFRXQWVVKDOOEHILQDODQG FRQFOXVLYHDJDLQVWWKH3DUWLFLSDQWVDQGDOORWKHUSDUWLHV 6HFWLRQ6WDWXVRI,QYHVWPHQW2SWLRQV 7KH,QYHVWPHQW2SWLRQVRIIHUHGXQGHUWKH3ODQDUHIRUWKHVROHSXUSRVH RISURYLGLQJDSHUIRUPDQFH measurement for adjusting Participants’ Accounts for income, gain or loss. 1RWZLWKVWDQGLQJDQ\WKLQJLQWKLV3ODQWRWKHFRQWUDU\WKH&RPSDQ\VKDOOQRWEHUHTXLUHGWRDFWXDOO\LQYHVWPRQLHVLQ DQ\IXQGGHVLJQDWHGDVDQ,QYHVWPHQW2SWLRQDQ\GHFLVLRQWRVRLQYHVWVKDOOUHPDLQZLWKLQWKHFRPSOHWHGLVFUHWLRQ RIWKH&RPSDQ\DQGDQ\DPRXQWVVRLQYHVWHGVKDOOUHPDLQWKHSURSHUW\RIWKH&RPSDQ\$3DUWLFLSDQWZKRVH $FFRXQWFRQVLVWVLQZKROHRULQSDUWRI%:6WRFN8QLWVVKDOOKDYHQRULJKWVRIDVKDUHKROGHURI&RPPRQ6WRFN 1HLWKHUWKH3DUWLFLSDQWQRUKLVRUKHU%HQHILFLDU\VKDOOKDYHDQ\ULJKWRWKHUWKDQWKHULJKWRIDQXQVHFXUHGJHQHUDO creditor, against the Company or the Participant’s Employer in respect to the benefits payable, or which may be SD\DEOHWRWKH3DUWLFLSDQWRU%HQHILFLDU\XQGHUWKH3ODQ

 $57,&/( ',675,%87,212)%(1(),76 6HFWLRQ'LVWULEXWLRQ(OHFWLRQ $3DUWLFLSDQWVKDOOPDNHDQLQLWLDOHOHFWLRQWRUHFHLYHDGLVWULEXWLRQRIKLVRUKHU 'HIHUUDOVIRUD3ODQ<HDUXSRQWKHRFFXUUHQFHRIRQHRIWKHIROORZLQJ $ Retirement/Disability Distribution $3DUWLFLSDQWPD\HOHFWWRUHFHLYHDGLVWULEXWLRQRIKLVRUKHU'HIHUUDOV upon the first to occur of the Participant’s Retirement, or Disability (“Retirement/Disability Distribution”). A Participant’s election of a Retirement/Disability Distribution shall be irrevocable.  % Scheduled Withdrawal. $3DUWLFLSDQWPD\HOHFWWRUHFHLYHDGLVWULEXWLRQRIKLVRUKHU'HIHUUDOVIRUD3ODQ<HDU on a date selected by the Participant (“Scheduled Withdrawal”) provided, however, that any Scheduled Withdrawal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istribution to Beneficiaries ,QDGGLWLRQD3DUWLFLSDQWVKDOOHOHFWWKHIRUPRIGLVWULEXWLRQWREHUHFHLYHGE\KLV or her Beneficiary in the event of the Participant’s death prior to a commencement of distributions from his or her $FFRXQW 6HFWLRQ Election Deadline. A Participant’s distribution and Beneficiary distribution election shall be made in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

 IURPWKH3ODQZKLFKZRXOGRWKHUZLVHKDYHEHHQPDGHLQQRUDFFHOHUDWHDQ\GLVWULEXWLRQIURPWKH3ODQWKDWLV SD\DEOHLQRUODWHULQWR$Q\GLVWULEXWLRQHOHFWLRQPDGHLQDFFRUGDQFHZLWKWKHUHTXLUHPHQWVHVWDEOLVKHG E\WKH&RPPLWW ee, pursuant to this section, shall not be treated as a change in the form or timing of a Participant’s EHQHILWSD\PHQWIRUSXUSRVHVRI&RGH6HFWLRQ$RUWKH3ODQ7KH&RPPLWWHHVKDOOLQWHUSUHWDOOSURYLVLRQV UHODWLQJWRDQHOHFWLRQVXEPLWWHGLQDFFRUGDQFHZLWKWKLVVHFWLRQLQDPDQQHUWKDWLVFRQVLVWHQWZLWK&RGH 6HFWLRQ$DQGUHODWHG7UHDVXU\JXLGDQFHRU5HJXODWLRQV,IDQ\GLVWULEXWLRQHOHFWLRQVXEPLWWHGLQDFFRUGDQFH ZLWKWKLVVHFWLRQHLWKHU L UHODWHVWRSD\PHQWVWKDWD3DUWLFLSDQWZRXOGRWKHUZLVHUHFHLYHLQRU LL ZRXOGFDXVH SD\PHQWVWREHPDGHLQWKDWDUHQRWRWKHUZLVHSD\DEOHLQVXFKHOHFWLRQVKDOOQRWEHHIIHFWLYH7KLV 6HFWLRQ 7.3 shall only apply to a Participant’s Post %DODQFHDQGVKDOOEHHIIHFWLYH-DQXDU\ 6HFWLRQ2WKHU'LVWULEXWLRQV . ,QDGGLWLRQ $ Unscheduled Distributions of Pre-2005 Account Balances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nforeseeable Emergency Distributions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

 & Change in Control Distribution. 8SRQWKHRFFXUUHQFHRID&KDQJHLQ&RQWUROD3DUWLFLSDQWVKDOOUHFHLYHD FRPSOHWHGLVWULEXWLRQRIKLVRUKHU$FFRXQW 6HFWLRQ)RUPRI'LVWULEXWLRQV $PRXQWVGLVWULEXWHGWRD3DUWLFLSDQWIURPKLVRUKHU$FFRXQWVKDOOEHSDLGLQ FDVKDVIROORZV $ Retirement/Disability Distributions ,QWKHFDVHRID5HWLUHPHQW'LVDELOLW\'LVWULEXWLRQLQHLWKHU L DVLQJOH VXPRU LL DGLVWULEXWLRQLQDSSUR[LPDWHO\HTXDODQQXDOLQVWDOOPHQWVSD\DEOHRYHUDSHULRGRIRU\HDUVDV HOHFWHGE\WKH3DUWLFLSDQWZLWKRQHIRXUWK  RIHDFKDQQXDOLQVWDOOPHQWSDLGTXDUWHUO\VXFKGLVWULEXWLRQWREH SDLG LQWKHFDVHRIDVLQJOHVXP RUFRPPHQFHWREHSDLG LQWKHFDVHRIDQQXDOLQVWDOOPHQWV LQWKHILUVWFDOHQGDU TXDUWHUWKDWEHJLQVVL[   months after the calendar quarter in which the Participant’s Re WLUHPHQWRU'LVDELOLW\ occurs, with the Participant’s Account being valued as of the first Business Day of the calendar quarter in which a GLVWULEXWLRQLVSDLG7KH$FFRXQWEDODQFHRID3DUWLFLSDQWZKRIDLOVRUUHIXVHVWRHOHFWDPHWKRGRIGLVWULEXWLRQVKDOO EHDVLQJOHVXP % Scheduled Withdrawals, Unscheduled Distributions, Change in Control Distributions. ,QWKHFDVHRID 6FKHGXOHG:LWKGUDZDODQ8QVFKHGXOHG'LVWULEXWLRQRUD&KDQJHLQ&RQWURO'LVWULEXWLRQLQDVLQJOHVXPLQWKH FDOHQGDUTXDUWHUWKDWEHJLQVDIWHUWKHFDOHQGDUTXDUWHULQZKLFKWKHHYHQWJLYLQJULVHWRWKHGLVWULEXWLRQRFFXUVZLWK the Participant’s Account being valued as of the first Business Day of the calendar quarter in which the single sum is SDLG & Unforeseeable Emergency Withdrawals ,QWKHFDVHRID8QIRUHVHHDEOH(PHUJHQF\:LWKGUDZDOLQDVLQJOH VXPDVVRRQDVDGPLQLVWUDWLYHO\SRVVLEOHIROORZLQJLWVDSSURYDOE\WKH$GPLQLVWUDWLYH&RPPLWWHHZLWKWKH Participant’s Account being valued as of th HGDWHRQZKLFKWKH8QIRUHVHHDEOH(PHUJHQF\:LWKGUDZDOLVDSSURYHG RULIVXFKGDWHLVQRWD%XVLQHVV'D\RQWKH%XVLQHVV'D\ILUVWRFFXUULQJDIWHUWKHGDWHRIDSSURYDO 6HFWLRQ'HDWK%HIRUH&RPPHQFHPHQWRI'LVWULEXWLRQV ,ID3DUWLFLSDQWGLHVZKLOHDQ(PSOR\HHRUDIWHU Retirement or Disability, but before a distribution of his or her Account has commenced, the Participant’s entire $FFRXQWEDODQFHVKDOOEHSDLGWRKLVRUKHU%HQHILFLDU\LQFDVKLQHLWKHU L DVLQJOHVXPRU LL DGLVWULEXWLRQLQ DSSUR[LPDWHO\HTXDODQQXDOLQVWDOOPHQWVSD\DEOHRYHUDSHULRGRIRU\HDUVDVHOHFWHGE\WKH3DUWLFLSDQW ZLWKRQHIRXUWK  RIHDFKDQQXDOLQVWDOOPHQWSDLGTXDUWHUO\VXFKGLVWULEXWLRQWREHSDLG LQWKHFDVHRIDVLQJOH VXP RUFRPPHQFHWREHSDLG LQWKHFDVHRIDQQXDOLQVWDOOPHQWV LQWKHFDOHQGDUTXDUWHUWKDWEHJLQVDIWHUWKH calendar quarter in which the Participant’s death occurs, with the Participant’s Account being valued as of the first %XVLQHVV'D\RIWKHFDOHQGDUTXDUWHULQZKLFKDGLVWULEXWLRQLVSDLG 6HFWLRQ'HDWK$IWHU&RPPHQFHPHQWRI'LVWULEXWLRQV ,ID3DUWLFLSDQWGLHVZKLOHDQ(PSOR\HHDQGDIWHUD distribution of his or her Account under the Plan has commenced, the Participant’s entire Account balance, LQFOXGLQJWKRVHDPRXQWVQRW\HWGLVWULEXWDEOHVKDOOFRQWLQXHWREHGLVWULEXWHGWRKLVRUKHU%HQHILFLDU\LQFDVKXQGHU WKHGLVWULEXWLRQPHWKRGHOHFWHGE\WKH3DUWLFLSDQW

 6HFWLRQ7HUPLQDWLRQRI(PSOR\PHQW3ULRUWR5HWLUHPHQW'HDWKRU'LVDELOLW\ ,ID3DUWLFLSDQWWHUPLQDWHV HPSOR\PHQWZLWKWKH&RPSDQ\DQGDOO(PSOR\HUVSULRUWRKLVRUKHU5HWLUHPHQWGHDWKRU'LVDELOLW\IRUDQ\UHDVRQ notwithstanding any distribution election made by the Participant, the Participant’s entire Account balance shall be SDLGWRWKH3DUWLFLSDQWLQFDVKLQDVLQJOHVXPLQWKHILUVWFDOHQGDUTXDUWHUWKDWEHJLQVVL[  PRQWKVDIWHUWKHHQGRI the calendar quarter in which such termination of employment occurs, with the Participant’s Account being valued DVRIWKHILUVW%XVLQHVV'D\RIWKHFDOHQGDUTXDUWHULQZKLFKWKHVLQJOHVXPLVSDLG 6HFWLRQ3RVWSRQHPHQWRI6FKHGXOHG:LWKGUDZDO'DWHE\3DUWLFLSDQW 3UH$FFRXQW%DODQFHV $ 3DUWLFLSDQWPD\SRVWSRQHWRDODWHU\HDUWKHGDWHRID6FKHGXOHG:LWKGUDZDOLIVXFKFKDQJHLVPDGHLQZULWLQJ RUE\ VXFKPHDQVDVWKH$GPLQLVWUDWLYH&RPPLWWHHVKDOOUHTXLUH DWOHDVWRQH  \HDUSULRUWRWKHGDWHRIGLVWULEXWLRQ VSHFLILHGLQWKHRULJLQDO6FKHGXOHG:LWKGUDZDOHOHFWLRQ1R6FKHGXOHG:LWKGUDZDOPD\EHSRVWSRQHGPRUHWKDQ RQFH7KLV6HFWLRQ 7.9 shall only apply to a Participant’s Pre $FFRXQW%DODQFH 6HFWLRQ&KDQJHLQ)RUPRI5HWLUHPHQW'LVDELOLW\'LVWULEXWLRQV 3UH$FFRXQW%DODQFHV $3DUWLFLSDQW PD\FKDQJHKLVRUKHUIRUPRIGLVWULEXWLRQHOHFWLRQIRUD5HWLUHPHQW'LVDELOLW\'LVWULEXWLRQLIVXFKFKDQJHLVPDGH LQZULWLQJDWOHDVWVL[  PRQWKVSULRUWRWKH3DUW icipant’s Retirement or Disability. In the event that the Participant’s PRVWUHFHQW5HWLUHPHQW'LVDELOLW\'LVWULEXWLRQHOHFWLRQZDVPDGHZLWKLQVL[   months of the Participant’s 5HWLUHPHQWRU'LVDELOLW\WKHQH[WPRVWUHFHQWHOHFWLRQPDGHE\WKH3DUWLFLSDQWDWOHDVWVL[  PRQWKVSULRUWRWKH Participant’s Retirement or Disability (or if none, the Participant’s initial election) shall be used. This Section  shall only apply to a Participant’s Pre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rative Committee’s UHFHLSWRIWKHFODLP,IWKH$GPLQLVWUDWLYH&RPPLWWHHGHWHUPLQHVWKDWIRUUHDVRQVEH\RQGLWVFRQWURODQLQHW\  GD\H[WHQVLRQRIWLPHLVQHFHVVDU\WRSURFHVVWKHFODLPWKH&ODLPDQWVKDOOEHQRWLILHGLQZULWLQJRIWKH H[WHQVLRQDQGUHDVRQIRUWKHH[WHQVLRQZLWKLQQLQHW\   days after the Administrative Committee’s receipt of the FODLP7KHZULWWHQH[WHQVLRQQRWLILFDWLRQVKDOODOVRLQGLFDWHWKHGDWHE\ZKLFKWKH$GPLQLVWUDWLYH&RPPLWWHHH[SHFWV WRUHQGHUDILQDOGHFLVLRQ$QRWLFHRIGHQLDORIFODLPVKDOOFRQWDLQWKHIROORZLQJ L WKHVSHFLILFUHDVRQRUUHDVRQV IRUWKHGHQLDO LL UHIHUHQFHWRWKHVSHFLILF3ODQSURYLVLRQVRQZKLFKWKHGHQLDOLVEDVHG LLL DGHVFULSWLRQRIDQ\ DGGLWLRQDOPDWHULDOVRULQIRUPDWLRQQHFHVVDU\IRUVXFK&ODLPDQWWRSHUIHFWWKHFODLPDQGDQH[SODQDWLRQRIZK\VXFK PDWHULDORULQIRUPDWLRQLVQHFHVVDU\DQG LY  a description of the Plan’s review procedures and the time limits applicable to such procedures, including a statement of the Claimant’s right to br LQJDFLYLODFWLRQXQGHU6HFWLRQ  F RI(5,6$IROORZLQJDQDGYHUVHGHWHUPLQDWLRQRQUHYLHZ 6HFWLRQ5HYLHZRI'HQLHG&ODLPV 7RUHTXHVWDUHYLHZRIDGHQLHGFODLPD&ODLPDQWPXVWILOHDZULWWHQ UHTXHVWIRUUHYLHZZLWKLQVL[W\  GD\VDIWHUUHFHLYLQJZULWWHQQRWLFHRIWKHGHQLDO7KH&ODLPDQWPD\VXEPLW ZULWWHQFRPPHQWVGRFXPHQWVUHFRUGVDQGRWKHUUHOHYDQWLQIRUPDWLRQLQVXSSRUWRIWKHFODLP$&ODLPDQWVKDOOEH SURYLGHGXSRQUHTXHVWDQGZLWKRXWFKDUJHUHDVRQDEOHDFFHVVWRDQGFRSLHVRIDOOGRFXPHQWVUHFRUGVDQGRWKHU information relevant to the Claimant’s claim. A document, record, or other information shall be considered relevant LILW L ZDVUHOLHGXSRQLQGHQ\LQJWKHFODLP LL ZDVVXEPLWWHGFRQVLGHUHGRUJHQHUDWHGLQWKHFRXUVHRISURFHVVLQJ WKHFODLPUHJDUGOHVVRIZKHWKHULWZDVUHOLHGXSRQ LLL GHPRQVWUDWHVFRPSOLDQFHZLWKWKHFODLPVSURFHGXUHV SURFHVVRU LY FRQVWLWXWHVDVWDWHPHQWRI3ODQSROLF\RUJXLGDQFHFRQFHUQLQJWKHGHQLHGFODLP 6HFWLRQ'HFLVLRQVRQ5HYLHZHG&ODLPV 7KH$GPLQLVWUDWLYH&RPPLWWHHZLOOQRWLI\WKH&ODLPDQWLQZULWLQJRI LWVGHFLVLRQRQWKHDSSHDO6XFKQRWLILFDWLRQZLOOEHLQDIRUPGHVLJQHGWREHXQGHUVWRRGE\WKH&ODLPDQW,IWKH FODLPLVGHQLHGLQZKROHRULQSDUWRQDSSHDOWKHQRWLILFDWLRQZLOODOVRFRQWDLQ L WKHVSHFLILFUHDVRQRUUHDVRQVIRU WKHGHQLDO LL UHIHUHQFHWRWKHVSHFLILF3ODQSURYLVLRQVRQZKLFKWKHGHWHUPLQDWLRQLVEDVHG LLL DVWDWHPHQWWKDWWKH &ODLPDQWLVHQWLWOHGWRUHFHLYHXSRQUHTXHVWDQGIUHHRIFKDUJHUHDVRQDEOHDFFHVVWRDQGFRSLHVRIDOOGRFXPHQWV UHFRUGVDQGRWKHULQIRUPDWLRQUHOHYDQW DVGHVFULEHGLQ6HFWLRQ 8.3) to the Claimant’s claim for benefits; and (iv)D VWDWHPHQWWKDWWKH&ODLPDQWKDVDULJKWWREULQJDQDFWLRQ

 XQGHUVHFWLRQ D RI(5,6$6XFKQRWLILFDWLRQZLOOEHJLYHQE\WKH$GPLQLVWUDWLYH&RPPLWWHHZLWKLQVL[W\  GD\VDIWHUWKHFRPSOHWHDSSHDOLVUHFHLYHGE\WKH$GPLQLVWUDWLYH&RPPLWWHH RUZLWKLQRQHKXQGUHGWZHQW\  GD\VLIWKH$GPLQLVWUDWLYH&RPPLWWHHGHWHUPLQHVVSHFLDOFLUFXPVWDQFHVUHTXLUHDQH[WHQVLRQRIWLPHIRU FRQVLGHULQJWKHDSSHDODQGLIZULWWHQQRWLFHRIVXFKH[WHQVLRQDQGFLUFXPVWDQFHVLVJLYHQWRWKH&ODLPDQWZLWKLQWKH LQLWLDOVL[W\  GD\SHULRG 6XFKZULWWHQH[WHQVLRQQRWLFHVKDOODOVRLQGLFDWHWKHGDWHE\ZKLFKWKH$GPLQLVWUDWLYH &RPPLWWHHH[SHFWVWRUHQGHUDGHFLVLRQ 6HFWLRQ5HYLHZ3URFHGXUHV ,QUHYLHZLQJDGHQLHGFODLPWKHUHYLHZHUVKDOOWDNHLQWRFRQVLGHUDWLRQDOO FRPPHQWVGRFXPHQWVUHFRUGVDQGRWKHULQIRUPDWLRQVXEPLWWHGE\WKH&ODLPDQWLQVXSSRUWRIWKHFODLPZLWKRXW UHJDUGWRZKHWKHUVXFKLQIRUPDWLRQZDVVXEPLWWHGRUFRQVLGHUHGLQWKHLQLWLDOGHWHUPLQDWLRQ $57,&/( 3/$1$'0,1,675$7,21 6HFWLRQ(VWDEOLVKPHQWRIWKH$GPLQLVWUDWLYH&RPPLWWHH 7KH$GPLQLVWUDWLYH&RPPLWWHHVKDOOKDYHWKHVROH UHVSRQVLELOLW\IRUWKHDGPLQLVWUDWLRQRIWKH3ODQ7KH$GPLQLVWUDWLYH&RPPLWWHHVKDOOFRQVLVWRIDWOHDVWWKUHH  PHPEHUVZKRVKDOOEHDSSRLQWHGE\WKH%RDUGRI'LUHFWRUVDQGZKRPD\DOVREHRIILFHUVGLUHFWRUVRU HPSOR\HHVRIWKH&RPSDQ\RUDQ(PSOR\HU$Q$GPLQLVWUDWLYH&RPPLWWHHPHPEHUPD\UHVLJQE\ZULWWHQQRWLFHWR RUPD\EHUHPRYHGE\WKH%RDUGRI'LUHFWRUVZKLFKVKDOODSSRLQWDVXFFHVVRUWRILOODQ\YDFDQF\RQWKH Administrative Committee, howsoever caused. An Employee’s membership on the Administrative Committee shall DXWRPDWLFDOO\WHUPLQDWHX pon such Employee’s termination of employment with the Company and all Employers.  6HFWLRQ$SSRLQWPHQWDQG'XWLHVRIWKH$GPLQLVWUDWLYH&RPPLWWHH  $7KH$GPLQLVWUDWLYH&RPPLWWHHPD\GHOHJDWHLWVUHVSRQVLELOLWLHVKHUHXQGHUWRRQHRUPRUHSHUVRQVWRVHUYHDW the Administrative Committee’s discretion. The Administrative Committee or its delegatee(s) shall have such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advisable, including legal counsel, third party administrators (“TPAs”), and such clerical, medical, accounting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ng the Participant’s current mailing address.  6HFWLRQ Notification of Participant’s Address (DFK3DUWLFLSDQWUHWLUHG3DUWLFLSDQWDQG%HQHILFLDU\HQWLWOHGWR EHQHILWVXQGHUWKH3ODQPXVWILOHZLWKWKH$GPLQLVWUDWLYH&RPPLWWHHRUVXFKRWKHUSHUVRQGHVLJQDWHGE\WKH $GPLQLVWUDWLYH&RPPLWWHHLQZULWLQJKLVRUKHUSRVWRIILFHDGGUHVVDQGHDFKFKDQJHRISRVWRIILFHDGGUHVV$Q\ FRPPXQLFDWLRQVWDWHPHQWRUQRWLFHDGGUHVVHGWRVXFKDSHUVRQDWWKLVODWHVWSRVWRIILFHDGGUHVVDVILOHGZLWKWKH $GPLQLVWUDWLYH&RPPLWWHHZLOORQGHSRVLWLQWKH8QLWHG6WDWHVPDLOZLWKSRVWDJHSUHSDLGEHELQGLQJXSRQVXFK SHUVRQIRUDOOSXUSRVHVRIWKH3ODQDQGWKH$GPLQLVWUDWLYH&RPPLWWHHVKDOOQRWEHREOLJHGWRVHDUFKIRURUDVFHUWDLQ WKHZKHUHDERXWVRIDQ\VXFKSHUVRQ 6HFWLRQ,QGHPQLILFDWLRQ 0HPEHUVRIWKH$GPLQLVWUDWLYH&RPPLWWHHVKDOOEHLQGHPQLILHGE\WKH&RPSDQ\ DJDLQVWDQ\DQGDOOOLDELOLWLHVDULVLQJE\UHDVRQRIDQ\DFWRUIDLOXUHWRDFWPDGHLQJRRGIDLWKSXUVXDQWWRWKH SURYLVLRQVRIWKH3ODQLQFOXGLQJH[SHQVHVUHDVRQDEO\LQFXUUHGLQWKHGHIHQVHRIDQ\FODLPUHODWLQJWKHUHWR,IWKH &RPSDQ\WDNHVDQ\DFWLRQWROLTXLGDWHXQGHUFLUFXPVWDQFHVZKLFKUHTXLUHWKDWWKH$GPLQLVWUDWLYH&RPPLWWHHUHPDLQ LQH[LVWHQFHWKH&RPSDQ\VKDOOSXUFKDVHLQVXUDQFHIRUHDFKPHPEHURIWKH$GPLQLVWUDWLYH&RPPLWWHHWRFRYHU OLDELOLW\RUORVVHVRFFXUULQJE\UHDVRQRIDQDFWRURPLVVLRQRIDQ\VXFKPHPEHUXQOHVVWKHVDPHLVGHWHUPLQHGWREH GXHWRDFWVRIJURVVQHJOLJHQFHRUZLOOIXOPLVFRQGXFW7KHH[SHQVHLQFXUUHGIRUVXFKLQVXUDQFHRULQGHPQLILFDWLRQ VKDOOEHSDLGE\WKH&RPSDQ\ $57,&/( $0(1'0(17$1'7(50,1$7,21 6HFWLRQ$PHQGPHQWDQG7HUPLQDWLRQ  $7KH&RPSDQ\KHUHE\UHVHUYHVWKHULJKWE\ZULWWHQUHVROXWLRQRILWV%RDUGRI'LUHFWRUVWRDPHQGRUWHUPLQDWH WKH3ODQDWDQ\WLPHDQGIRUDQ\UHDVRQZLWKRXWWKHFRQVHQWRIDQ\3DUWLFLSDQW1RDPHQGPHQWVKDOOLPSDLURU curtail the Employer’s contractual obligations to a Participant for the amount of benefits accrue GSULRUWRWKHGDWHRI DQ\VXFKDPHQGPHQWRUWHUPLQDWLRQRIWKH3ODQ

 %7KH&RPSDQ\IXUWKHUUHVHUYHVWKHULJKWZKHWKHUXSRQDPHQGPHQWRUWHUPLQDWLRQRIWKH3ODQRURWKHUZLVHWR accelerate the distribution of all or a portion of a Participant’s Account balance before such distribution would RWKHUZLVHEHSD\DEOHZLWKRXWWKHFRQVHQWRIWKH3DUWLFLSDQWLI L WKH%RDUGRI'LUHFWRUVGHWHUPLQHVE\ZULWWHQ UHVROXWLRQWKDWVXFKDFFHOHUDWLRQRISD\PHQWVZRXOGEHLQWKHEHVWLQWHUHVWRIWKH&RPSDQ\RU LL WKH$GPLQLVWUDWLYH &RPPLWWHHGHWHUPLQHVWKDWDFKDQJHLQWKHIHGHUDOWD[ODZVZLOOFDXVHWKH3DUWLFLSDQWWRUHFRJQL]HLQFRPHIRU IHGHUDOWD[SXUSRVHVZLWKUHVSHFWWRDOORUDSRUWLRQRIKLVRUKHU$FFRXQWEDODQFHSULRUWRWKHGDWHRQZKLFKVXFK portion of the Participant’s Account would otherwise be distributable.  $57,&/( $'',7,21$/3529,6,216 6HFWLRQ1R&RQWUDFW 1RWKLQJLQWKH3ODQVKDOOEHGHHPHGWRJLYHD3DUWLFLSDQWDQ\ULJKWWREHUHWDLQHGLQWKH employ of the Employer or to interfere with the Employer’s right to discharge the Participant at any time, with or ZLWKRXWFDXVH 6HFWLRQ:LWKKROGLQJV 7KH(PSOR\HUVKDOOZLWKKROGIURPDQ\DPRXQWGLVWULEXWDEOHWRD3DUWLFLSDQWXQGHU WKH3ODQDQ\DSSOLFDEOHIHGHUDOVWDWHRUORFDOLQFRPHRUHPSOR\PHQWWD[HVRUDQ\RWKHUDPRXQWVUHTXLUHGWREH ZLWKKHOGE\ODZ,QDGGLWLRQWKH(PSOR\HU may withhold from a Participant’s currently payable salary, bonus or RWKHUFRPSHQVDWLRQDQ\DSSOLFDEOHIHGHUDOVWDWHRUORFDOLQFRPHRUHPSOR\PHQWWD[HVWKDWPD\EHGXHXSRQWKH crediting of an amount to the Participant’s Account.  6HFWLRQ,QWHUHVWV1RW7UDQVIHUDEOH $Q\DPRXQWVWRZKLFKD3DUWLFLSDQWRUKLVRUKHU%HQHILFLDU\PD\ EHFRPHHQWLWOHGXQGHUWKLV3ODQDUHQRWVXEMHFWLQDQ\PDQQHUWRDQWLFLSDWLRQDOLHQDWLRQVDOHWUDQVIHUDVVLJQPHQW SOHGJHJDUQLVKPHQWE\FUHGLWRUVRUHQFXPEUDQFHDQGDQ\DWWHPSWWRGRVRLVYRLG$PRXQWVFUHGLWHGWRD Participant’s Account are not subject to attachment or legal process for the debts, contracts, liabilities, engagements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shall not apply to a Participant’s Post  $FFRXQW%DODQFH 6HFWLRQ1R)XQGLQJ  $7KH3ODQFRQVWLWXWHVDPHUHSURPLVHRIWKH(PSOR\HUWRPDNHSD\PHQWVLQDFFRUGDQFHZLWKWKHWHUPVRIWKH 3ODQ7KLV3ODQGRHVQRWJLYHDQ\3DUWLFLSDQWRUKLVRUKHU%HQHILFLDU\DQ\LQWHUHVWOLHQRUFODLPLQRUDJDLQVWDQ\ VSHFLILFDVVHWVRIWKH(PSOR\HU7KH3DUWLFLSDQWDQGKLVRUKHU%HQHILFLDU\VKDOOKDYHRQO\WKHULJKWVRI

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remain subject to the claims of the creditors of the Participant’s Employer in the event of the Employer’s bankruptcy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articipant’s Retirement or other termination of employment shall not be deemed to have occurred for SXUSRVHVRIDQ\SURYLVLRQRIWKH3ODQSURYLGLQJIRUWKHSD\PHQWRIDPRXQWVXSRQRUIROORZLQJD6HSDUDWLRQIURP 6HUYLFHXQOHVVVXFKWHUPLQDWLRQLVDOVR a “Separation from Service” within the meaning of Code Section $DQG for purposes of any such provision of the Plan, references to a “resignation,” “termination,” “termination of service” RUOLNHWHUPVVKDOOPHDQ6HSDUDWLRQIURP6HUYLFH %7KH3ODQVDWLVILHVWKHUHTXLUHPHQWXQGHU&RGH6HFWLRQ$ZLWKUHVSHFWWR3RVW$FFRXQW%DODQFHVWKDW any distribution of deferred compensation to a Participant who is a “specified employee” of the Company (within WKHPHDQLQJRIWKDWWHUPXQGHU6HFWLRQ$  $ RIWKH&RGH RQDFFRXQWRIKLVRU6HSDUDWLRQIURP6HUYLFHQRWEH PDGHRUSURYLGHGSULRUWRWKHHDUOLHURI L WKHH[SLUDWLRQRIWKHVL[PRQWKSHULRGPHDVXUHGIURPWKHGDWHRIWKH Participant’s Separation from Service or (ii) WKHGDWHRIWKH3DUWLFL pant’s death by providing that all distributions of 3RVW$FFRXQW

 Balances be distributed in a single sum in the seventh month following the month in which the Participant’s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